 Exhibit 32.2

Broadcast International, Inc. & Subsidiaries

Certification Of Chief Financial Officer

Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To

Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the quarterly report of Broadcast International, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007, as filed with the Securities and Exchange Commission, Reed L. Benson, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2007

/s/ Reed L. Benson

Reed L. Benson

Chief Financial Officer